Exhibit 99.2

Acquisition of Monmouth Real Estate Corporation November 5, 2021

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever Industrial Logistics Properties Trust (ILPT) uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, ILPT is making forward-looking statements. These forward-looking statements are based upon ILPT’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Forward-looking statements in this presentation relate to various aspects of ILPT’s business and the proposed transaction, including: ILPT’s tenants’ ability and willingness to pay their rent obligations; the likelihood that ILPT’s tenants will renew or extend their leases or that ILPT will be able to obtain replacement tenants on terms as favorable to ILPT; ILPT's belief that the industrial and logistics sector and many of its tenants are critical to sustaining a resilient supply chain and that its business will benefit as a result; ILPT’s expectations that e-commerce will continue to stimulate demand for industrial and logistics properties and that strong absorption and rent growth and high occupancy will continue; ILPT’s acquisitions or sales of properties; ILPT’s ability to compete for acquisitions and tenancies effectively; the likelihood that ILPT’s rents will increase when ILPT renews or extends its leases, when it enters new leases, or when its rents reset at its properties in Hawaii; ILPT’s expectation that any possible development or redevelopment of its properties will be completed on budget by the estimated completion dates; ILPT’s ability to pay distributions to its shareholders and to sustain the amount of such distributions; the future availability of borrowings under ILPT’s revolving credit facility; ILPT’s policies and plans regarding investments, financings and dispositions; ILPT’s ability to raise debt or equity capital; ILPT’s ability to pay interest on and principal of its debt; ILPT’s ability to appropriately balance its use of debt and equity capital; ILPT’s ability to expand its existing or enter into additional real estate joint ventures or to attract co-venturers and benefit from its existing joint venture or any joint ventures it may enter into; whether ILPT may contribute additional properties and receive proceeds from the other investors in joint ventures; the credit qualities of ILPT’s tenants; changes in the security of cash flows from ILPT’s properties; the duration and severity of the COVID-19 pandemic and its impact on ILPT's tenants; ILPT's ability and the ability of the industrial and logistics properties real estate sector and ILPT's tenants to operate throughout the COVID-19 pandemic and current economic conditions; ILPT's ability to maintain sufficient liquidity for the duration of the COVID-19 pandemic and any resulting economic impact; ILPT’s ability to prudently pursue, and successfully and profitably complete, expansion and renovation projects at its properties and to realize its expected returns on those projects; ILPT’s expectation that it benefits from its relationships with The RMR Group LLC (RMR); ILPT’s qualification for taxation as a real estate investment trust (REIT); changes in federal or state tax laws and changes in environmental laws or in their interpretations or enforcement as a result of climate change or otherwise; or ILPT’s incurring environmental remediation costs or other liabilities. In addition, this presentation discussed a definitive merger agreement to acquire Monmouth Real Estate Investment Corporation (MNR), but transaction is subject to closing conditions, including obtaining the approval of MNR’s stockholders, that are outside ILPT’s control and may not be met. The transaction may not be completed on the contemplated terms, or at all, or it may be delayed. ILPT’s actual results may differ materially from those contained in or implied by its forward-looking statements as a result of various factors, such as the impact of conditions in the economy and the capital markets on ILPT and its tenants, competition within the real estate industry, compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters, limitations imposed on ILPT’s business and its ability to satisfy complex rules in order for ILPT to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes, actual and potential conflicts of interest with ILPT’s related parties, including its managing trustees, RMR and others affiliated with them, and acts of terrorism, outbreaks of pandemics, including COVID-19, or other manmade or natural disasters beyond its control. ILPT’s Annual Report on Form 10-K for the year ended December 31, 2020 and its other filings with the Securities and Exchange Commission (SEC) identify other important factors that could cause differences from its forward-looking statements. ILPT’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon ILPT’s forward-looking statements. Except as required by law, ILPT does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. No Solicitation ILPT, its directors and executive officers are not soliciting proxies from the stockholders of Monmouth Real Estate Investment Corporation (MNR) in connection with the proposed transaction and are not participants in the solicitation of proxies by MNR, nor is this communication an offer to buy or sell any securities. ILPT is making this communication for informational purposes only and does not intend to file any communication relating to the merger on a proxy statement on Schedule 14A with the SEC. Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that ILPT obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on ILPT’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. ILPT believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although ILPT is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, (1) all data presented are as of or for the three months ended September 30, 2021, (2) references to “weighted average” mean a weighted average by annualized rental revenues and (3) references to “annualized rental revenues” mean the annualized contractual rents, as of September 30, 2021, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions, including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants (annualized rental revenues may differ from actual historical rental revenues calculated pursuant to U.S. Generally Accepted Accounting Principles (GAAP)) Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including Normalized FFO and Adjusted EBITDAre. Normalized FFO and Adjusted EBITDAre are “non-GAAP financial measures” within the meaning of the applicable rules of the SEC. For a calculation and definition of these measures, and a reconciliation to net income, please see ILPT’s Third Quarter 2021 Supplemental Operating and Financial Data, or the Supplemental. The Supplement was attached as Exhibit 99.2 to ILPT’s Current Report on Form 8-K furnished with the SEC on October 27, 2021. In addition, please see the Supplemental for statements as to why ILPT’s management believes that these measures provide useful information to investors and additional purposes for which ILPT management uses this measure. INDUSTRIAL LOGISTICS PROPERTIES TRUST WARNING REGARDING FORWARD LOOKING STATEMENTS

3 EXISTING PORTFOLIOS AT A GLANCE INDUSTRIAL LOGISTICS PROPERTIES TRUST $2.7 Billion Total Market Capitalization 36 Million Rentable Square Feet Located in 33 States 99.0% Occupancy 9.0 Years of Weighted Average Remaining Lease Term 49% Annualized Rental Revenue from Properties in Hawaii 71% Rents from Investment Grade Tenants/Subsidiaries or Hawaii Land Leases U.S. REIT with 294 Industrial & Logistics Properties $4.0 Billion Total Transaction Value 26 Million Rentable Square Feet Located in 32 States 99.7% Occupancy 8.0 Years of Weighted Average Remaining Lease Term 56% Annualized Rental Revenue from FedEx 83% Rents from Investment Grade Tenants/Subsidiaries U.S. REIT with 126 Industrial & Logistics Properties

4 INDUSTRIAL LOGISTICS PROPERTIES TRUST TRANSACTION OVERVIEW Transaction Details • All-cash acquisition by Industrial Logistics Properties Trust (Nasdaq: “ILPT”) of Monmouth Real Estate Corporation (NYSE: “MNR”) (“Transaction”). • Consideration of $21.00 per MNR common share. • Total Transaction value of ~$4.0B, inclusive of MNR contracted acquisitions / expansions and transaction expenses. • ILPT plans to finance the transaction by entering into a joint venture with one or more institutional investors for equity investments of between approximately $430M and $1.3B. • ILPT does not currently plan to issue any common shares in connection with this transaction. • The balance of the purchase price will be financed with proceeds of new mortgage debt and the assumption of approximately $409M of existing MNR mortgage debt. • Depending on the ultimate size of the joint venture equity investments, ILPT may also use proceeds from the sale of up to $1.6B of MNR properties to finance the transaction. • To ensure ILPT can finance the closing of the transaction, ILPT has secured commitments from lenders for a $4.0B bridge loan facility. Timing & Approvals • The Transaction is expected to close during the first half of 2022, subject to customary closing conditions. • Approval is required from two-thirds of the outstanding common shares of MNR.

5 TRANSACTION STRATEGIC RATIONALE INDUSTRIAL LOGISTICS PROPERTIES TRUST • Expected to be immediately accretive to Normalized FFO per share. • The ultimate amount of accretion will primarily depend on the size and structure of the joint venture used by ILPT to finance the Transaction. • Year one cash cap rate on this acquisition is 4.0% and the GAAP cap rate is approximately 4.3%. Accretive Acquisition • Adds Class A, e-commerce-focused assets, which are 83% leased to investment grade tenants for a weighted average lease term of approximately 8.0 years. Complements ILPT’s Existing Portfolio • Enhances capital markets access with potential to reduce cost of capital and improve valuation as a larger REIT. • Strengthens ILPT’s competitive position for private market acquisitions. Increases Scale • Adds new tenant relationships with household names such as Home Depot, International Paper, Ulta, Mercedes Benz and Toyota. Enhances Tenant Diversity • Increased exposure to major southeastern U.S. markets with assets located near airports, seaports and transportation hubs. • Positioned to serve both the first mile and last mile of the supply chain. Adds Geographic Diversity • Enables ILPT to continue to nurture MNR’s strong relationships with merchant builders. Provides Platform for Additional Growth

6 PRO FORMA COMBINED COMPANY1 INDUSTRIAL LOGISTICS PROPERTIES TRUST 50 Million Rentable Square Feet Located in 39 States 99.3% Occupancy 9.2 Years of Weighted Average Remaining Lease Term 21% Annualized Rental Revenue from FedEx 34% Annualized Revenues from Properties in Hawaii 77% Rents from Investment Grade Tenants/Subsidiaries or Hawaii Land Leases U.S. REIT with 339 Industrial & Logistics Properties 1. Includes MNR retained portfolio after the sale of approximately $1.6 billion of assets.

7 INDUSTRIAL LOGISTICS PROPERTIES TRUST PRO FORMA PORTFOLIO OVERVIEW1 Source: Monmouth public filings as of 06/30/2021 unless otherwise stated. ILPT public filings as of 09/30/2021. 1. Represents MNR retained portfolio after the sale of approximately $1.6 billion of assets. MNR information as of 10/27/2021 as adjusted for Burlington, VT, Kodak, TN, and Birmingham, AL acquisitions announced subsequent to quarter end. Increased exposure to major southeastern and Texas population centers. 0 – 700k 700k – 900k 900k – 1.1mm 1.1mm – 16.8mm ILPT MNR

8 INDUSTRIAL LOGISTICS PROPERTIES TRUST STABLE CASH FLOWS FROM STRONG CREDIT QUALITY TENANTS ~77% of pro forma rent will be from investment grade rated tenants1 with ~30% from FedEx and Amazon capitalizing on e-commerce industrial sector tailwinds. Source: Monmouth public filings. Information as of 06/30/2021 unless otherwise stated. 1. Includes Investment Grade Rated (IGRs) tenants or subsidiaries of IGR entities. Top 10 Tenants % of Annualized Rental Income 1 FedEx Corporation and FedEx Ground Package System 20.7% 2 Subsidiaries of Amazon.com, Inc. 9.0% 3 Restoration Hardware, Inc. 1.9% 4 Home Depot U.S.A., Inc. 1.7% 5 American Tire Distributors, Inc. 1.7% 6 Servco Pacific Inc. 1.6% 7 UPS Supply Chain Solutions, Inc. 1.5% 8 EF Transit Inc. 1.3% 9 BJ’s Wholesale Club, Inc. 1.1% 10 Shaw Industries, Inc. 1.1% Total 41.6% Investment Grade Rated Tenants/Subsidiaries or Hawaii Land 77% Non-IGR Tenants 23%

9 INDUSTRIAL LOGISTICS PROPERTIES TRUST ILLUSTRATIVE TRANSACTION SOURCES & USES Sources Uses ILPT post closing Consolidated Net Debt / Adjusted EBITDAre is estimated to be ~6.0x - 8.0x by year end 2022. (amounts in millions, except per share data) Joint Venture Equity $430 - $1,300 New Mortgage Debt $1,500 - $2,400 Assumption of MNR Debt $409 Sale of MNR Properties $0 - $1,600 MNR Cash/Securities $25 - $162 ILPT Cash/Revolver $0 - $33 Total Sources $4,134 MNR Purchase Price Calculation Total Transaction Uses $4,134 Less: MNR Cash/Securities ($162) MNR Purchase Price $3,972 MNR Purchase Price Per Share $21.00 MNR Fully Diluted Shares Outstanding 98,632 Purchase of MNR Common Stock $2,071 Repayment of MNR Preferred Stock $550 Repayment of MNR Debt $700 Assumption of MNR Debt $409 MNR Acquisitions & Commitments $144 Est. Total Transaction Expenses $260 Total Uses $4,134

10 RMR’s Operations Include: National Multi-Sector Investment Platform OFFICE INDUSTRIAL GOVERNMENT MEDICAL OFFICE LIFE SCIENCE SENIOR LIVING HOTELS SERVICE RETAIL RMR Managed Companies 37,000 Employees Nearly 2,100 Properties ~$10 billion in Annual Revenues $32.7 Billion in AUM More than 600 CRE Professionals Over 30 Offices Throughout the U.S. Financial Services: Real Estate Services: Business Services: Accounting Acquisitions/ Dispositions Administration Capital Markets Asset Management Human Resources Compliance/ Audit Construction/ Development Information Technology (IT) Finance/ Planning Engineering Investor Relations Treasury Leasing Marketing Tax Property Management Legal/ Risk Management Credit Analysis INDUSTRIAL LOGISTICS PROPERTIES TRUST MANAGED BY THE RMR GROUP LLC The RMR Group LLC

Acquisition of Monmouth Real Estate Corporation November 2021